SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    February 9, 2001 (February 8, 2001)
              ------------------------------------------------
              Date of Report (Date of earliest event reported)

                              RCN CORPORATION
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           (Exact name of Registrant as specified in its charter)

      Delaware                0-22825                      22-3498533
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     (State of           (Commission File No.)           (IRS Employer
   Incorporation)                                    Identification Number)


               105 Carnegie Center, Princeton, NJ 08540-6215
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        (Address of principal executive offices, including zip code)


                               (609) 734-3700
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            (Registrant's telephone number, including area code)


                               Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              Exhibit 99.1    RCN Corporation Press Release dated
                              February 8, 2001.


Item 9.  Regulation FD Disclosure.

On February 8, 2001, RCN Corporation issued the press release attached as
Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information in this Current Report on Form 8-K is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.


                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RCN Corporation


                                    By: /s/ John Jones
                                       ------------------------------------
                                       Name:  John J. Jones
                                       Title: Executive Vice President,
                                              Secretary and General Counsel


Date:  February 9, 2001




                               EXHIBIT INDEX

Exhibit
   No.
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  99.1      RCN Corporation Press Release dated February 8, 2001.